When Recorded Mail To: 33965

David J. McPherson, Esq.
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036                                      Loan No.: 53-0000494
                                                            Servicing No.: 50514
COMMONWEALTH OF PENNSYLVANIA

COUNTY OF INDIANA

                               OPEN-END MORTGAGE,
                         ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT
                    (THIS INSTRUMENT SECURES FUTURE ADVANCES)

                       COLLATERAL IS OR INCLUDES FIXTURES

        THIS OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (the "Security Instrument") is made and entered into as of the 13th day of February, 1998, by TOWNFAIR CENTER ASSOCIATES, a Pennsylvania general partnership (the "Borrower"), in favor of PATRICIAN FINANCIAL COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, together with its successors and assigns (the "Lender").

        This Security Instrument secures (i) the obligations of the Borrower under the promissory note, executed by the Borrower, of even date herewith, payable to the order of the Lender in the original principal amount of $10,700,000.00 (such promissory note and all amendments, renewals, replacements, extensions or other modifications being hereinafter referred to as the "Note"); (ii) me performance by the Borrower of its obligations under the Loan Agreement of even date herewith between the Borrower and the Lender (as amended, modified or restated, the "Loan Agreement") and under all other Loan Documents (as defined in the Loan Agreement) executed by the Borrower in connection with the loan evidenced by the Note (the "Loan"); and (iii) the payment by the Borrower of all other sums, with interest thereon, advanced in accordance with the Note, the Loan Agreement or any other Loan Document to protect the security of this Security Instrument.

        Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Loan Agreement. All of the terms, definitions, conditions and covenants of the Loan Agreement are expressly made a part of this Security Instrument by reference in the same manner and with the same effect as if set forth herein at length and any beneficiary of this Security Instrument is entitled to the benefits of and remedies provided in the Loan Agreement, the Note and other Loan Documents by and between the Borrower and the Lender.

                                   WITNESSETH:

        The Borrower, intending to be legally bound hereby, does hereby give, grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, deposit, pledge, set over and confirm unto the Lender and does agree that the Lender shall have a security interest in the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired, to wit:

        (a) All that tract or parcel of land and other real property interests in Indiana County, Commonwealth of Pennsylvania more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"), subject to the permitted encumbrances described in Exhibit B attached hereto and made a part hereof; and

        (b) All buildings, improvements and tenements of every kind and description now or hereafter erected or placed on the Land (the "Improvements") and all materials intended for construction, reconstruction, alteration and repair of such Improvements now or hereafter erected or placed thereon, all of which materials shall be deemed to be included within the premises hereby conveyed immediately upon the delivery thereof to the Land, and all Tangible Personalty (as defined in the Personalty Rider attached hereto and made a part hereof for all purposes).

        TO HAVE AND HOLD the same, together with all privileges, hereditaments, easements and appurtenances thereunto belonging, to the Lender and the Lender's successors and assigns to secure the indebtedness herein recited and upon this special trust: that should the indebtedness secured hereby be paid according to the tenor and effect thereof when the same shall be due and payable and should the Borrower timely and fully discharge its obligations hereunder and under the other Loan Documents, then the Land, Improvements and Tangible Personalty (hereinafter collectively referred to as the "Premises") shall be reconveyed to the Borrower or the title thereto shall be revested according to the provisions of applicable law.

        As additional collateral and further security for the indebtedness secured hereby, to the fullest extent permitted by applicable law, the Borrower does hereby assign to the Lender and grants to the Lender a security interest in all of the right, title and interest of the Borrower in and to any and all Intangible Personalty (as defined in the Personalty Rider attached hereto), and the Borrower agrees to execute and deliver to the Lender such additional instruments, in form and substance satisfactory to the Lender, as may hereafter be requested by the Lender to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by the Lender to any of the foregoing or to impose upon the Lender any obligation with respect thereto.

        As part of the consideration for the indebtedness secured hereby, the Borrower hereby absolutely and unconditionally assigns and transfers to the Lender and grants to the Lender a security interest in any and all leases and other occupancy or use agreements (whether oral or written) now existing or hereafter made and affecting the Premises as such leases and other agreements may have been, or may from time to time be hereafter, modified, extended and renewed, with all the security deposits, rents (including, without limitation, room rents and room revenues, if any), issues, profits, revenues and other income of the Premises from time to time accruing therefrom (the "Rents and Profits"), and the acceptance of this assignment and the collection of the Rents and Profits or the payments under the leases hereby assigned shall not constitute a waiver of any rights of the Lender under the terms of the Loan Documents. So long as there shall exist no Event of Default (as defined in the Loan Agreement), the Borrower shall have the right under a license granted hereby (but limited as provided elsewhere in this Security Instrument and in the Loan Agreement) to collect upon, but not more than two months prior to accrual, all of said Rents and Profits, arising from or out of such leases and other agreements or any modifications, renewals or extensions thereof, or from or out of the Premises or any part thereof, and the Borrower shall receive such Rents and Profits, as a trust fund to be applied, and the Borrower hereby covenants to so apply same, to the payment of taxes and assessments upon the Premises before penalty or interest are due thereon, to the cost of such insurance and of such maintenance and repairs as is required by the terms of the Security Instrument and Loan Agreement, to the payment of Operating Expenses (as defined in the Loan Agreement), and to the payment of interest and principal and other amounts becoming due on the Loan or under the Loan Documents, before using any part of the same for any other purposes.

        All the Tangible Personalty which comprises a part of the Premises shall, as far as permitted by applicable law, be deemed to be affixed to the Land and conveyed therewith. As to the balance of the Tangible Personalty and the Intangible Personalty, this Security Instrument shall be considered to be a security agreement which creates a security interest in such items for the benefit of the Lender. In that regard, the Borrower grants to the Lender all of the rights and remedies of a secured party under the laws of the state in which the Premises is located.

        The Borrower covenants, warrants, represents and agrees as follows:

1. Amount Secured. This Security Instrument secures all present and future loan disbursements made by the Lender under the Note, and all other sums from time to time owing to the Lender by the Borrower under the other Loan Documents, including, without limitation, sums advanced in accordance herewith to protect the security of this Security Instrument. The principal amount secured hereby is $10,700,000.00.

2. Acceleration: Foreclosure. Upon the occurrence of an Event of Default, the Lender, at the Lender's option, may declare the entire balance of the Loan, including all accrued interest, to be immediately due and payable without further demand and may foreclose the lien of this Security Instrument by judicial proceeding and may pursue any other remedies permitted by applicable law or provided herein or in any of the other Loan Documents. The Lender shall be entitled to collect all fees, costs and expenses incurred in pursuing such remedies, including, but not limited to, reasonable attorney's fees of up to 5% of the unpaid balance of the sums secured by this Security Instrument, but not less than US$525,000.00 and costs of documentary evidence, abstracts and title reports.

3. Rights Upon Event of Default. Upon the occurrence of any Event of Default, the Lender, immediately and without additional notice and without liability therefor to the Borrower, except for gross negligence or willful misconduct, may, in accordance with, and subject to, the terms and conditions of the Loan Agreement, do or cause to be done any or all of the following: (a) take physical possession of the Premises; (b) exercise its right to collect the Rents and Profits; (c) enter into contracts for the repair and maintenance of the Improvements thereon; (d) expend Loan funds and any Rents and Profits for payment of any taxes, insurance premiums, assessments and charges for repair and maintenance of the Improvements, preservation of the lien of this Security Instrument and satisfaction and fulfillment of any liabilities or obligations of the Borrower arising out of or in any way connected with the use, repair or maintenance of Improvements on the Premises whether or not such liabilities and obligations in any way affect, or may affect, the lien of this Security Instrument; (e) enter into leases demising the Premises or any part thereof;
(f) take such steps to protect and enforce the specific performance of any covenant, condition or agreement in the Note, this Security Instrument, the Loan Agreement, or the other Loan Documents, or to aid in the execution of any power herein granted; (g) take such steps to protect and enforce the specific performance of any convenant, condition or agreement as to the Intangible Personalty; and (h) generally, supervise, manage, and contract with reference to the Premises as if the Lender were an equitable owner of the Premises. Notwithstanding the occurrence of an Event of Default or acceleration of the Loan, the Lender shall continue to have the right to pay money, whether or not Loan funds, for the purposes described in the Loan Agreement, and all such sums and interest thereon shall be secured hereby. The Borrower also agrees that any of the foregoing rights and remedies of the Lender may be exercised at any time independently of the exercise of any other such rights and remedies, and the Lender may continue to exercise any or all such rights and remedies until the Event of Default is cured or until foreclosure and the conveyance of the Premises to the high bidder or until the Loan is otherwise satisfied or paid in full.

4. Purchase Money Mortgage. If all or part of the sums secured by this Security Instrument are lent to Borrower to acquire title to the Premises, this Security Instrument is hereby declared to be a purchase money mortgage.

5. CONFESSION OF JUDGMENT FOR POSSESSION. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE PREMISES IN THE EVENT OF ANY EVENT OF ANY DEFAULT HEREUNDER OR UNDER THE NOTE, THE BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF RECORD, OR THE PROTHONOTARY, CLERK OR SIMILAR OFFICER, OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR THE BORROWER, AS WELL AS FOR THE PERSONS CLAIMING UNDER, BY OR THROUGH THE BORROWER, TO APPEAR FOR THE BORROWER IN ANY SUCH COURT IN ANY SUCH ACTION BROUGHT AGAINST THE BORROWER AT THE SUIT OF THE LENDER TO RECOVER POSSESSION OF THE PREMISES AND THEREIN TO CONFESS JUDGMENT IN EJECTMENT FOR POSSESSION OF THE PREMISES (WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT ANY STAY OF EXECUTION OR APPEAL) AGAINST THE BORROWER AND ALL PERSONS CLAIMING UNDER, BY OR THROUGH THE BORROWER, FOR WHICH THIS INSTRUMENT (OR A COPY THEREOF VERIFIED

BY AFFIDAVIT) SHALL BE A SUFFICIENT WARRANT; WHEREUPON A WRIT OF POSSESSION OF THE PREMISES MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, THE BORROWER HEREBY RELEASING AND AGREEING TO RELEASE THE LENDER AND ANY SUCH ATTORNEY FROM ALL PROCEDURAL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH JUDGMENT OR IN CAUSING SUCH WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, PROVIDED THAT THE LENDER SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE ON THE LENDER'S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS INSTRUMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE PRIMA FACIE EVIDENCE. IT IS HEREBY EXPRESSLY AGREED THAT IF FOR ANY REASON AFTER ANY SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DISCONTINUED, MARKED SATISFIED OF RECORD OR BE TERMINATED, OR POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO THE BORROWER OR ANYONE CLAIMING UNDER, BY OR THROUGH THE BORROWER, THE LENDER MAY, WHENEVER AND AS OFTEN AS THE LENDER SHALL HAVE THE RIGHT TO TAKE POSSESSION AGAIN OF THE PREMISES, BRING ONE OR MORE FURTHER ACTIONS TO RECOVER POSSESSION OF THE PREMISES AND TO CONFESS JUDGMENT THEREIN AS HEREINABOVE PROVIDED, AND THE AUTHORITY AND POWER ABOVE GIVEN TO ANY SUCH ATTORNEY SHALL EXTEND TO ALL SUCH FURTHER ACTIONS IN EJECTMENT AND CONFESSION OF JUDGMENT THEREIN AS HEREINABOVE PROVIDED WHETHER BEFORE OR AFTER AN ACTION OF MORTGAGE FORECLOSURE IS BROUGHT OR OTHER PROCEEDINGS IN EXECUTION ARE INSTITUTED UPON THIS MORTGAGE AND SECURITY AGREEMENT OR EITHER OF THE NOTES, AND AFTER JUDGMENT THEREON OR THEREIN AND AFTER A JUDICIAL SALE OF THE PREMISES.

6.      Rents and Profits.
        (a) Collection. The Borrower hereby authorizes the Lender, by its employees or agents, at its option, after the occurrence of an Event of Default, to terminate the aforesaid license granted to the Borrower to collect said Rents and Profits, and to enter upon the Premises, and to collect, in accordance with the Loan Agreement and in the name of the Borrower or in its own name, as assignee, the Rents and Profits accrued but unpaid and in arrears at the date of said Event of Default as well as the rents thereafter accruing and becoming payable during the period of the continuance of such Event of Default or any other Event of Default; and to this end, the Borrower further agrees that it will facilitate in all reasonable ways the Lender's collection of said Rents and Profits, and will, upon request by the Lender, execute a written notice to each tenant directing the tenant to pay rent to the Lender. Upon such entry, the Lender shall be authorized, but not obligated, to take over and assume the control, care, management, operation, repair and maintenance of the Premises and to perform such other acts as the Lender in its sole discretion may deem proper, and to expend such sums out of the income of the Premises as may be needful in connection therewith (including the right to effect new leases, to cancel or surrender existing leases, to evict tenants, to bring or defend any suits in connection with the possession of any portion of the Premises in its own name or the Borrower's name, to alter or to amend the terms of existing leases, to renew existing leases, and to make concessions to the tenants). The Borrower hereby releases all claims against the Lender arising out of such management, operation, repair and maintenance, excepting the liability of the Lender to account as hereinafter set forth, and except claims arising from the gross negligence or willful misconduct of the Lender.

        (b) Indemnity. Unless and until the license granted to the Borrower in this Security Instrument to collect the Rent and Profits is terminated and the Lender enters the Premises as described herein, the Lender shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by the Borrower under any of said leases, and the Borrower hereby agrees to indemnify the Lender for, and to save it harmless from, any and all liability arising from any of said leases or from this assignment, and this assignment shall not place responsibility for the conduct, care, management, or repair of the Premises upon the Lender, or make the Lender responsible or liable for any negligence in the management, operation, upkeep, repair or control of said Premises resulting in loss or injury to, or death of, any invitee, tenant, licensee, employee or stranger and/or damage to, or destruction of, the Premises.

7. Appointment of Receiver. Upon the occurrence of an Event of Default, the Lender shall be entitled, without additional notice and without regard to the adequacy of any security for the Loan or the solvency of any party bound for its payment, to seek the appointment of a receiver to take possession of and to operate the Premises, and to collect the Rents and Profits, all expenses of which shall be added to the Loan and secured hereby.

8. Judicial Sale. To the extent now or hereafter permitted by law and subject to such grace periods and notice requirements thereby imposed, the Lender may cause a judicial sale of the Premises in accordance with this Section. Such sale may be made without demand on the Borrower at the time and place fixed in the notice of such sale, and such sale may be of the Premises as a whole or in separate lots, and in such order as the Lender may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Such sale of the Premises may be postponed by public announcement at the time and place of sale, and may be further postponed from time to time thereafter by public announcement at the time fixed by the preceding postponement. Any person or entity, including the Lender, may purchase at such sale. After deducting all costs, fees, and expenses of the Lender, including cost of evidence of title in connection with such sale, the proceeds of sale shall be applied to payment of the sums secured by this Security Instrument. The Premises may be sold as aforesaid either before, after, or during the pendency of any proceedings for the enforcement of the provisions of this Security Agreement, and such power and right of sale shall not be affected by any entry hereunder, or by the exercise of any other right, remedy or power with respect to the enforcement of the provisions of any of the Loan Documents or the collection of the amount of the sums secured by this Security Instrument. The provisions of this Section are not intended to and shall not adversely affect the Lender's rights to conduct a nonjudicial sale of such portions of the Premises as constitute personal property.

9. Waivers. No waiver of any Default Condition or Event of Default shall at any time thereafter be held to be a waiver of any rights of the Lender stated anywhere in the Note, this Security Instrument, the Loan Agreement or any of the other Loan Documents, nor shall any waiver of any prior Default Condition or Event of Default operate to waive any subsequent Default Condition and/or Event of Default. All remedies provided in this Security Instrument, in the Note, in the Loan Agreement and in the other Loan Documents are cumulative and may, at the election of the Lender, be exercised alternatively, successively, or in any manner and are in addition to any other rights provided by applicable law.

10. Terms. The singular used herein shall be deemed to include the plural; the masculine deemed to include the feminine and neuter; and the named parties deemed to include their heirs, successors and assigns. The term "Lender" shall include any payee of the indebtedness hereby secured or any transferee thereof whether by operation of law or otherwise.

11. Notices. All notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set forth below, (iii) on the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto. No notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

        if to the Borrower:      Townfair Center Associates
                                 1020 Lebanon Road
                                 West Mifflin, Pennsylvania 15122
                                 Attn: Stephen M. Clark
                                 Telephone:   (412) 462-9300
                                 Telecopy:    (412) 462-1074

        With a copy to:          Michael Joseph Development Corporation
                                 Suite 300
                                 9000 Brooktree Road
                                 Wexford, Pennsylvania 15090
                                 Attn: Guy J. DiRienzo
                                 Telephone: (412) 934-1006
                                 Telecopy:  (412) 934-1004

                                           and

                                 Titus & McConomy LLP
                                 Twentieth Floor
                                 Four Gateway Center
                                 Pittsburgh, Pennsylvania 15222
                                 Attn: Donald T. Dulac, Jr., Esq.
                                 Telephone: (412) 642-2000
                                 Telecopy:  (412) 642-2950

       if to the Lender:         Patrician Financial Company Limited Partnership
                                 4550 Montgomery Avenue, Suite 1150
                                 Bethesda, Maryland 20814-3344
                                 Attn: Mark E. Gordon
                                 Telephone: (301) 718-2000
                                 Telecopy:  (301) 718-2010

The parties hereto agree that any notice sent to the Borrower at its address set forth herein (or designated in accordance with this Section) shall be deemed notice to all general partners or members of the Borrower, if any. Personal delivery to a party or to any officer, partner, member, agent or employee of such party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt.

12. Greater Estate. In the event that the Borrower is the owner of a leasehold estate with respect to any portion of the Premises and, prior to the satisfaction of the indebtedness secured hereby and the cancellation of this Security Instrument of record, the Borrower obtains a fee estate in such portion of the Premises, then, such fee estate shall automatically, and without further action of any kind on the part of the Borrower, be and become subject to the security lien of this Security Instrument.

13. Imposition of Tax. In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Lender, the Borrower will promptly pay any such tax on or before the due date thereof; and if the Borrower fails to make such prompt payment or if any such state, federal, municipal or other governmental law, order, rule or regulation prohibits the Borrower from making such payment or would penalize the Lender if the Borrower makes such payment, then the entire balance of the Loan shall become due and payable upon demand at the sole option of the Lender.

14. Defeasance. If the Borrower pays to the Lender in full the sums secured by this Security Instrument in accordance with the provisions of the Loan Documents, then this Security Instrument shall become void.

15. Open-End Provisions. This Security Instrument is an "Open-End Mortgage" as set forth in Pa. C.S.A. ss. 8143 (the "Act") and secures advances up to a maximum indebtedness of $10,700,000.00 plus all accrued and unpaid interest, advances for the payment of impositions, maintenance charges, insurance premiums or costs incurred for the protection of the Premises or the lien of this Security Instrument, expenses incurred by the Lender by reason of default by the Borrower under this Security Instrument, and advances for the completion of the Premises for which the Loan was made, together with all other sums due hereunder or secured hereby. For the purposes of providing notices to the Lender under the Act, the address of the Lender is 1020 Lebanon Road, West Mifflin, Pennsylvania 15122. All notices must be delivered as set forth in Section 11 above.

16. Headings. The captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope of this Security Instrument nor the intent of any provision hereof.

17. General Provisions. A determination that any provision of this Security Instrument is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Security Instrument to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. This Security Instrument may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. The holder of this Security Instrument may, from time to time, sell or offer to sell the Loan, or any interests therein, to one or more transferees, assignees or participants and is hereby authorized to disseminate any information it has pertaining to the Loan, including, without limitation, any security for this Security Instrument and credit information on the Borrower, any of its principals and any Borrower Principal (as defined in the Loan Agreement), to any such transferee, assignee or participant or prospective transferee, assignee or participant, and to the extent, if any, specified in any such transfer instrument, assignment or participation, and such transferee, assignee or participant shall have the rights and benefits with respect to this Security Instrument and the other Loan Documents as such Person would have if such Person were the Lender hereunder. The Borrower warrants and represents to the Lender and all other holders of this Security Instrument that the Loan is and will be for business or commercial purposes only and not primarily for personal, family, or household use. The terms, provisions, covenants and conditions hereof shall be binding upon the Borrower and the heirs, devisees, representatives, successors and assigns of the Borrower.

18.     WRITTEN AGREEMENT.

        (a) THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER SHALL BE DETERMINED SOLELY FROM THIS WRITTEN SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE LENDER AND THE BORROWER CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS.

        (b) THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE,
CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS SECURITY INSTRUMENT OR THE LOAN DOCUMENTS.

        (c) THIS WRITTEN SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

19. WAIVER OF JURY TRIAL. THE LENDER AND THE BORROWER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS SECURITY INSTRUMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE LENDER AND THE BORROWER, AND THE LENDER AND THE BORROWER ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE LENDER AND THE BORROWER FURTHER ACKNOWLEDGE

THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS SECURITY INSTRUMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.









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                                      -8-

                                PERSONALTY RIDER

                           (Retail/Industrial/office)

        The term "Intangible Personalty" as used herein shall mean any and all present and future accounts, general intangibles, instruments, documents and chattel paper now or hereafter affecting or relating to the Premises or any part thereof, and all proceeds or products thereof, including without limitation, (i) all leases (including equipment leases), rental agreements, sales contracts, management contracts, franchise and related agreements, construction contracts, architects' contracts, technical services agreements, licenses and permits, (ii) all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale or lease of property or rendering of services by the Borrower in its business of ownership and operation of the Premises or acquired from others including, without limiting the generality of the foregoing, from rental of rooms, halls, stores, offices, exhibit or sales space of every kind, license, lease and concession fees and rentals, health club membership fees, food and beverage, whole and retail sales of merchandise, service charges, and proceeds, if any, from business interruption or other loss of income insurance, (iii) all of the Borrower's right, title and interest in all royalties, license fees and other income or proceeds derived from trademarks, trademark applications, the registration therefor, the good will of the business symbolized by the same, now or hereafter filed, owned or acquired.

        The term "Tangible Personalty" as used herein shall mean any and all fixtures, equipment, furnishings and other articles of personal property now or hereafter owned by the Borrower and attached to or contained in and used in connection with the Land and Improvements including, but not limited to, all furniture, furnishings, apparatus, machinery, equipment, motors, boilers, buildings, materials, appliances, fire prevention and extinguishing apparatus, security and access control apparatus, trash receptacles, bath rubs, water heaters, water closets, sinks, dishwashers, disposals, washers, dryers, elevators, fittings, radiators, ranges, refrigerators, awnings, storm windows, storm doors, shades, screens, blinds, curtains and curtain rods, mirrors, cabinets, paneling, rugs, pictures, antennas, trees, plants, carpeting, office equipment and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, trash compacting, air-conditioning and sprinkler equipment, telephone systems, televisions and television systems, computer systems and fixtures and appurtenances thereto and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and Improvements in any manner, and all proceeds and products of any of the foregoing.

                                    EXHIBIT A
--------------------------------------------------------------------------------

ALL those certain lots or pieces of ground situate in the Township of White, Indiana County, Pennsylvania, being known as Lots Nos. 4C, 4A, and Parcel A-l in the Townfair Plan No. 2 as recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania in Plan Book Volume 6, Page 151 and Lots 1 and 2 in the Townfair Plan No. 1 as recorded in said Office in Plan Book Volume 5, page 216 being more particularly bounded and described as follows:

BEGINNING at a point on the westerly right of way line of Woodridge Lane, 50.00 feet wide, at the line dividing Lot 4A and Lot 4B in the Townfair Plan No. 2 as recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania, in Plan Book Volume 6, Page 151; thence from said point of beginning by the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2 the following six (6) courses and distances:

North 84(degree) 19' 30" West a distance of 79.12 feet;
North 66(degree) 43' 51" West a distance of 103.04 feet;
South 83(degree) 09' 40" West a distance of 89.49 feet;
South 60(degree) 48' 33" West a distance of 315.89 feet;
South 53(degree) 22' 57" West a distance of 103.15 feet;
South 36(degree) 47' 14" West a distance of 41.79 feet to a point;
thence by the line dividing Lot 4A from Lot 4B and Lot 4D in said Townfair Plan No. 2, South 60(degree) 18' 41" West a distance of 59.66 feet to a point; thence by the line dividing Lot 4A and Lot 4D in said Townfair Plan No. 2, South 50(degree) 12' 16" West a distance of 95.33 feet; thence continuing by same South 37(degree) 01' 31" West a distance of 32.69 feet to a point on the easterly right of way line of Ben Franklin Road, State Route No. 6422, variable width; thence by the easterly right of way line of said Ben Franklin Road the following six (6) courses and distances:

North 24(degree) 25' 00" West a distance of 130.66 feet;
North 55(degree) 22' 50" West a distance of 29.15 feet;
North 24(degree) 25' 00" West a distance of 133.43 feet;
North 27(degree) 35' 22" West a distance of 46.74 feet;
North 21(degree) 51' 18" West a distance of 169.75 feet;
North 24(degree) 25' 00" West a distance of 11.89 feet to a point on the line dividing Lot 4C in said Townfair Plan No. 2 and Lot 3 in the Townfair Plan No. 1 as recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania in Plan Book Volume 5, Page 216; thence by the line dividing Lot 4C in said Townfair Plan No. 2 and Lot 3 in said Townfair Plan No. 1, North 60(degree) 41' 56" East a distance of 149.94 feet to a point on the line dividing Lot 3 and Lot 1 in said Townfair Plan No. 1; thence by the line dividing Lot 3 and Lot 1 the following eight (8) courses and distances:

North 29(degree) 34' 47" West a distance of 96.95 feet;
North 30(degree) 38' 03" West a distance of 147.34 feet;
North 48(degree) 30' 41" West a distance of 15.35 feet;
(continued)

(continued)
North 85(degree) 19' 12" West a distance of 16.22 feet;
South 60(degree) 40' 35" West a distance of 30.39 feet;
South 41(degree) 30' 57" West a distance of 34.66 feet;
South 31(degree) 32' 07" West a distance of 34.96 feet;
South 21(degree) 36' 38" West a distance of 13.82 feet to a point on the easterly right of way line of said Ben Franklin Road; thence by the easterly right of way line of said Ben Franklin Road the following five (5) courses and distances: in a northwesterly direction by a curve bearing to the left having a radius of 766.78 feet through an arc distance of 122.83 feet; South 52(degree) 43' 16" West a distance of 5.00 feet; in a northwesterly direction by a curve bearing to the left having a radius of 761.78 feet through an arc distance of
38.67 feet to a point of tangency, North 40(degree) 12' 00" West a distance of
174.85 feet to a point of curvature; in a northwesterly direction by a curve being to the right having a radius of 774.02 feet through an arc distance of
157.74 feet to a point on the line dividing Lot 2 in said Townfair Plan No. 1 from lands now or formerly of Hampton Court Associates; thence by the line dividing Lot 1 and Lot 2 in Townfair Plan No. 1 from lands now or formerly of Hampton Court Associates North 55(degree) 00' 00" East a distance of 966.14 feet to a point on the line dividing Lot 1 in said Townfair Plan No. 1 and lands now or formerly of L M C Enterprises, Inc.; thence by the line dividing Lot 1 in said Townfair Plan No. 1 and Lot 4A in said Townfair Plan No. 2 from lands now or formerly of L M C Enterprises, Inc. South 29(degree) 15' 00" East a distance of 1,172.00 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of L M C Enterprises, Inc.; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of L M C Enterprises, Inc. North 62(degree) 01' 26" East a distance of 693.17 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Frank J. Simone, et ux; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Frank J. Simone, et ux, South 20(degree) 03' 39" East a distance of 112.14 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and the Klamar Plan of Lots as recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania, in Deed Book Volume 491, Page 475; thence by the line dividing Parcel A-1 in said Townfair Plan No. 2 and said Klamar Plan of Lots following three (3) courses and distances:

South 68(degree) 13' 21" West a distance of 22.97 feet;
South 21(degree) 20' 39" East a distance of 39.21 feet;
South 32(degree) 07' 21" West a distance of 65.01 feet to a point;
thence by the line dividing Parcel A-l in said Townfair Plan No. 2 from said Klamar Plan of Lots, the northerly terminus of Hickory Lane, 35.00 feet wide, Lot 12 in said Klamar Plan of Lots and lands now or formerly of Norman H. Lewandowski South 71(degree) 56' 21" West a distance of 338.00 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Norman H. Lewandowski; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Norman H. Lewandowski South 12(degree) 03' 39" East a distance of 120.00 feet to a point; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 from lands now or formerly of Norman H. Lewandowski and lands now or formerly of Robert W. McKenney, Jr., et ux, South 03(degree) 16' 54" East a distance of 99.91 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and Lot 7 in said Klamar Plan of Lots; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and Lot 7 in said Klamar Plan of Lots South 89(degree) 34' 09" West a distance of 176.99 feet to a point on the Cul-de-sac of the northerly terminus of said Woodridge Lane; thence by The Cul-de-sac of the northerly terminus of said Woodridge Lane in a southerly direction by a curve bearing to the left having a radius of 50.00 feet through an arc distance of 172.10 feet to a point on the westerly right of way line of said Woodridge Lane; thence by the westerly right of way line of said Woodridge Lane South 05(degree) 40' 30" West a distance of 58.32 feet to a point on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2, at the point of BEGINNING.

(continued)

Containing an area of 29.085 acres.

BEING part of the same premises conveyed to Townfair Center Associates by deed of Delafield Associates dated February 28, 1995 and recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania in Deed Book Volume 1061, Page 118, and being part of the same premises conveyed to Townfair Center Associates by deed of Jeffrey Fried and Linda Fried, husband and wife, dated February 23, 1995 and recorded in Deed Book Volume 1060, Page 799.

                                    EXHIBIT B

                             Permitted Encumbrances

1.      Unrecorded leases between the Borrower and

        (a) Lowe's Home Center, Inc., dated January 5, 1995;

        (b) Supervalue Inc., dated as of June 26, 1996, as amended;

        (c) White Cross Stores, Inc. No. 14, dated October 18, 1996;

        (d) Western Auto Supply company d/b/a Parts America, dated July 11,
            1996;

        (e) R & R Optical, Inc. d/b/a Wise Eyes Optical, dated August 6, 1997;

        (f) Hello Corporation of Pennsylvania, dated October 23, 1997;

        (g) JACO, Inc. d/b/a Fantastic Sam's, dated September 18, 1997; and

        (h) Enzo Pirrone and Nancy Pirrone, dated November 14, 1997.

2. Items set forth on Schedule B-l attached hereto

                                  SCHEDULE B-l

1. The rights of tenants in possession, as tenants only, under prior unrecorded leases with a remaining term of one year or less.

2. Any taxes for the current or fiscal year of the applicable taxing bodies which may be hereafter assessed, not yet due and payable.

3.   Current water and sewer rents, not yet due or payable.

4.   All coal and mining rights and all rights relating thereto.

5. The following matters shown on the subdivision plans entitled Townfair Plan No. 1, recorded in Plan Book Volume 5, Page 216 and Townfair Plan No. 2, recorded in Plan Book Volume 6, Page 151 and as depicted on the Survey prepared by The Gateway Engineers, Inc. dated January 1998 being drawing No. 57,608 (the "Survey"):

     a) Building setback lines of 25 feet along Woodridge Lane and sideline and 75 feet along Ben Franklin Road.

     b) Easements for sanitary sewers, 20 feet in width.

     c) Easement for ingress, egress and regress.

     d) Existing 15 foot wide gas line easement.

     e) Existing 60 foot wide right of way to Pennsylvania Electric Company.

     f) Notation regarding location of wetlands area.

     g) Existing 15 foot wide sanitary sewer easement (Deed Book Volume 561, Page 549).

     h) McCarney Run Creek.

     i) Existing 8 inch PVC sanitary sewer.

     j) Slope easement along Ben Franklin Road SR 6422 and area dedicated for road purposes.

     k) Right of wary for gas line across Parcel A-l.

6. Right of way for electric line from Alan P. Mewha and Priscilla Alden Mewha to PA Electric Company dated May 1, 1956 and recorded May 9, 1956 in Deed Book Volume 451, Page 129, as noted on Survey.

7. Oil and gas operating lease made by P. D. Wilson, as Lessor, and T.W. Philips Gas & Oil Company as lessee, by instrument dated June 7, 1940, and recorded on July 26, 1940, in Indiana County Deed Book 304, Page 308, as modified by a certain lease Modification Agreement made by and between Joseph L. Klamar and Betty Klamar, his wife, and T.W. Phillips Gas and Oil Co., dated February 7, 1982, and recorded February 24, 1982, in Indiana County Deed Book 811, Page 685.

                                  SCHEDULE B-1
                                  (Continued)

8. Coal and mining rights as conveyed by William Patterson and wife to Adrian Iselin by their deed of April 23, 1901, recorded in Deed Book B-71,
      Page 35.

9. Oil and gas lease and rights of way for pipelines and access road in connection therewith as recited in deed from Thomas Smyth, Jr., et al, to William A. Vitalie, et ux, dated May 1, 1984 and recorded in Deed Book Volume 852, Page 262 and as set forth in the deed from Thomas Smyth, Jr. et al, to Jeffrey A. Fried, et ux, dated May 1, 1984 and recorded in Deed Book Volume 851, Page 653.

10. Oil and gas lease from Thomas Smyth, et ux, to The Peoples Natural Gas Company dated March 9, 1967 and recorded in Deed Book Volume 562, Page 358 and pipelines in connection therewith.

11. Right of way given by Thomas Symth and Martha Symth, his wife, to Pennsylvania Electric Company dated August 24, 1954 and recorded in Deed Book Volume 438, page 404, as shown on Survey.

12. Oil and gas lease from Mary Shaffer, et al, to Columbia Natural Gas Company dated May 18, 1934 and recorded in Deed Book Volume 272, Page 293.

13. Pipeline Right of Way Agreement dated August 22, 1995 by and between Townfair Center Associates and Kriebel Gas, Inc. recorded September 18, 1995 in Deed Book Volume 1071, Page 116, as noted on Survey.

14. Access Covenant by Townfair Center Associates dated August 4, 1995 and recorded September 11, 1995 in Deed Book Volume 1070, Page 774.

15. Commencement Agreement by and between Townfair Center Associates and Lowe's Home Centers, Inc. dated December 29, 1995 and recorded January 19, 1996 in Deed Book Volume 1078, Page 602.

16. Declaration of Reciprocal Easements, Covenants and Restrictions made by Townfair Center Associates dated September 20, 1995 and recorded in Deed Book Volume 1072, page 106.

                                  SCHEDULE B-1
                                  (Continued)

17. Easement and Right of Way from Townfair Center Associates and Angerman Associates, Inc. dated March 9, 1995 and recorded in Deed Book Volume 1078, page 927, as shown on Survey.

18. Right of Way from Townfair Center Associates to Pennsylvania Electric Company dated June 7, 1996 and recorded in Deed Book Volume 1086, page, 208, as shown on Survey.

19. Sewer line Agreement by Townfair Center Associates as recorded in Deed Book Volume 1029, Page 96, as shown on Survey.

20. Right of way from Harry Shaffer, et al, to Southwest Central Rural Corporation dated January 14, 1938 and recorded in Deed Book Volume 297, Page 65, as shown on Survey.

21. Right of way from Townfair Center Associates to The Peoples National Gas Company dated July 5, 1995 and recorded in Deed Book Volume 1086, Page 282, as shown on Survey.

22. Slope Easements as granted in deeds from Townfair Center Associates to the Commonwealth of Pennsylvania (a) dated November 18, 1997 and recorded in Deed Book Volume 1118, Page 366 and (b) dated November 20, 1997 and recorded in Deed Book Volume 1118, Page 372, as shown on Survey.

23. Right of way from Townfair Center Associates to Pennsylvania Electric Company dated November 1, 1996 and recorded in Deed Book Volume 1099, Page 847, as shown on Survey.

        IN WITNESS WHEREOF, the Borrower has executed this Security Instrument under seal as of the above written date.

                                   BORROWER:

                                   TOWNFAIR CENTER ASSOCIATES, a Pennsylvania general partnership

                                   By: P.J. Dick Incorporated, a Pennsylvania
                                       corporation, a General Partner


                                   By: /s/ Stephen M. Clark               (SEAL)
                                       -----------------------------------------
                                   Name:  STEPHEN M. CLARK
                                   Title: EXEC. V. P.


                                   By: Michael Joseph Limited Partnership #2,
                                       a Pennsylvania limited partnership, a
                                       General Partner

                                   By: Michael Joseph Development Corporation,
                                       a Pennsylvania corporation, its General
                                       Partner


                                   By: /s/ Guy J. DiRienzo (SEAL)
                                       -----------------------------------------
                                   Name: GUY J. DIRIENZO
                                       -----------------------------------------
                                   Title: V.P.
                                       -----------------------------------------

I hereby certify that the precise address of the within Lender is 4550 Montgomery Avenue, Suite 1150, Bethesda, Maryland 20814.

                                   By: /s/ [graphic of signature omitted]
                                       -----------------------------------------
                                                 On behalf of Lender

                                 ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA ALLEGHENY County ss:

       On this 13th day of February, 1998, before me, the undersigned officer, personally appeared STEPHEN M.CLARK, who acknowledged himself to be the EXECUTIVE VICE PRESIDENT of P.J. Dick Incorporated, the corporation named in the foregoing instrument as a General Partner of Townfair Center Associates, a General Partnership, and that he as such EXECUTIVE VICE PRESIDENT of the General Partner, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such General Partnership by himself as EXECUTIVE VICE PRESIDENT of the General Partner, on behalf of said General Partnership.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/ Melanie A. Uziel
                                        ----------------------------------------
                                        Notary Public
                                        ----------------------------------------
                                                    Title Of Officer

                                                        Notarial Seal
                                               Melanie A. Uziel, Notary Public
                                                 Pittsburgh Allegheny County
                                             My Commission Expires May 11, 2000
                                             Member, Pennsylvania Association of
                                                          Notaries

COMMONWEALTH OF PENNSYLVANIA ALLEGHENY County ss:

       On this 13th, day of February, 1998, before me, the undersigned officer, personally appeared GUY J. DIRIENZO, who acknowledged himself to be the VICE PRESIDENT of Michael Joseph Development Corporation, the corporation named in the foregoing instrument as General Partner of Michael Joseph Limited Partnership #2, the limited partnership named in the foregoing instrument as a General Partner of Townfair Center Associates, a General Partnership, and that he as such VICE PRESIDENT of the General Partner of the General Partner, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such General Partnership by himself as VICE PRESIDENT of the General Partner of the General Partner, on behalf of said General Partnership.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/ Melanie A. Uziel
                                        ----------------------------------------
                                        Notary Public
                                        ----------------------------------------
                                                    Title Of Officer

                                                        Notarial Seal
                                               Melanie A. Uziel, Notary Public
                                                 Pittsburgh. Allegheny County
                                             My Commission Expires May 11, 2000
                                             Member, Pennsylvania Association of
                                                          Notaries


COMMONWEALTH OF PENNSYLVANIA
     INDIANA COUNTY
RECORDED in the office for the recording of Deeds, etc. in and for said county, in Mortgage Book ____________ Volume o page 247 Given under my hand and seal of this office, this 17th day of February 1998 o Recorder